Exhibit 99.1

--------------------------------------------------------------------------------
Morgan Stanley                                                 January 20, 2005
Securitized Products Group

                                [LOGO OMITTED]
                                Morgan Stanley

--------------------------------------------------------------------------------


                             Computational Materials

                                 [$753,725,000]
                                  Approximately

                            MSDWCC HELOC Trust 2005-1

                           Home Equity Line of Credit
                               Asset Backed Notes


                  Morgan Stanley Dean Witter Credit Corporation
                                Seller / Servicer

                                [LOGO OMITTED]
                                     Ambac

                           Ambac Assurance Corporation
                                 Credit Enhancer

--------------------------------------------------------------------------------
Morgan Stanley                                                 January 20, 2005
Securitized Products Group

                                [LOGO OMITTED]
                                Morgan Stanley

--------------------------------------------------------------------------------

                           Approximately $753,725,000
                            MSDWCC HELOC Trust 2005-1
         Morgan Stanley Dean Witter Credit Corporation - Seller/Servicer

                             Transaction Highlights
                             ----------------------

----------- ------------------- ----------- --------------- -------------- ----------------- -----------------------------
                                 Expected
                                  Ratings                                      Modified
                                   (S&P/                     Avg Life to      Duration To          Payment Window To
 Class(1)       Description       Moody's)     Balance(4)   Call/Mty(1)(2) Call/Mty(1)(2)(3)         Call/Mty(1)(2)
=========== =================== =========== =============== ============== ================= =============================
               AMBAC Wrapped
                   AAA            AAA/Aaa     $753,725,000    2.67 / 2.77    2.53 / 2.61     02/05 - 05/11 / 02/05 - 08/13
     A      Asset Backed Notes
----------- ------------------- ----------- --------------- -------------- ----------------- -----------------------------



----------- --------- --------------


               Day
 Class(1)     Count     Benchmark
=========== ========= ==============

             Act/360   1-mo. LIBOR
     A
----------- --------- --------------

Notes:     (1) The Notes are priced to the 10% Optional Redemption Date.
-----
           (2) Based on the Prepayment and Draw Rate assumptions. See details below.
           (3) Run at par
           (4) The Class size is subject to a +/- 5% variance.


Seller:                           Morgan Stanley Dean Witter Credit Corporation

Servicer:                         Morgan Stanley Dean Witter Credit Corporation

Indenture Trustee:                Wells Fargo Bank, N.A.

Owner Trustee:                    Wilmington Trust Company

Manager(s):                       Morgan Stanley (sole lead manager)

Auction Administrator:            Wells Fargo Bank, N.A.

Rating Agencies:                  Moody's Investor Service and Standard & Poor's

Statistical Cut-Off Date:         January 1, 2005. The statistical information
                                  presented in this Preliminary Term Sheet relates to the pool of home equity loans as of the Statistical Cut-Off Date. We refer to that pool as the preliminary pool. Some of the home equity loans included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of those mortgage loans to meet the eligibility requirements established for the trust. The aggregate principal balance of the mortgage loans included in the preliminary pool was $[753,725,190] as of the Statistical Cut-Off Date.

Expected Pricing Date:            [January 20/21, 2005]. Priced to 10% Optional
                                  Redemption Date.

Expected Closing Date:            January 27, 2005 through DTC, Euroclear, and
                                  Clearstream.

Payment Dates:                    The 25th of each month, beginning February 25,
                                  2005.

Statistical Cut-Off Date          The combination of:

Mortgage Loans:                   (i)   approximately 2,004 adjustable-rate,
                                        prime quality first lien revolving
                                        credit loans with an approximate
                                        aggregate unpaid balance of
                                        $187,754,461;
                                  (ii)  approximately 8,660 adjustable-rate,
                                        prime quality second lien revolving
                                        credit loans with an approximate
                                        aggregate unpaid balance of
                                        $493,669,081;
                                  (iii) approximately 32 one-month LIBOR indexed
                                        first lien loans with an approximate
                                        aggregate unpaid balance of $39,931,166;
                                        and
                                  (iv)  approximately 73 six-month LIBOR indexed
                                        first lien loans with an approximate
                                        aggregate unpaid balance of $32,370,481;

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Pool Balance:                     The aggregate principal balance of the
                                  mortgage loans

Transaction Structure:            60-month Managed Amortization Period (MAP)
                                  followed by Rapid Amortization Period (RAP) in which 100% of principal collections
                                  (reduced by the Principal Reduction Amount) are distributed to the Class A Noteholders.

Pricing Speed:                    o Prepayment Rate: 40% CPR (HELOC) and 20% CPR
                                  (Non-HELOC)
                                  o Draw Rate: 16% (HELOC) and N/A(Non-HELOC)

Scheduled Final Payment           Payment Date in July 2017
Date:

Insurer:                          Ambac Assurance Corporation ("Ambac")

Mandatory Auction:                On the fifth business day before the Payment
                                  Date in January 2017, the Auction
                                  Administrator will conduct an auction of the Home Equity Loans remaining in the Trust to third party investors. If a bid equal to at least the Minimum Auction Price is received or if the Insurer directs the Auction
                                  Administrator to accept the bid which,
                                  although the highest bid, is not equal to the Minimum Auction Price, (i) the Auction
                                  Administrator will instruct the Trust to transfer the Home Equity Loans to the highest bidder, (ii) the Auction Administrator will deliver to the Indenture Trustee the proceeds of the auction for deposit into the Payment
                                  Account, (iii) if necessary, the Insurer will deliver the amount of the shortfall between the highest bid received and the Minimum
                                  Auction Price to the Indenture Trustee for deposit into the Payment Account, and (iv) the Indenture Trustee will pay to Noteholders the Security Balance on the Payment Date related to the month of the auction. If a bid equal to at least the Minimum Auction Price is not received and the Insurer does not direct the Auction Administrator to accept a lower bid, the Auction Administrator will terminate the auction and the Insurer will have the option to purchase the Home Equity Loans or to direct the Auction Administrator to conduct another auction at any time before the Scheduled Final
                                  Payment Date. If the Insurer exercises its purchase option or if the Auction
                                  Administrator receives the Minimum Auction
                                  Price at a subsequent auction, the Indenture
                                  Trustee will pay Noteholders the Security
                                  Balance on the Payment Date immediately
                                  following the purchase by the Insurer or the receipt of the Minimum Auction Price. If the Home Equity Loans are not sold at auction and the Insurer does not exercise its option to purchase the Home Equity Loans prior to the Scheduled Final Payment Date, the Insurer will be required, in accordance with the Policy, to pay the outstanding Security Balance of the Notes on the Scheduled Final Payment Date.

Minimum Auction Price:            The sum of (i) the outstanding Security
                                  Balance plus accrued and unpaid interest on the Notes, and (ii) any amounts owed to the Insurer, the Auction Administrator and the Indenture Trustee.

Optional Redemption Date:         The terms of the transaction allow for a
                                  purchase of the Home Equity Loans resulting in a termination of the trust and retirement of the Notes once the Outstanding Class A Note
                                  Balance is equal to 10% or less of the
                                  original Class A Note Balance (the "Optional
                                  Redemption Date").

Step-up Coupon:                   The margin on the Notes will double after the
                                  Optional Redemption Date if the redemption is not exercised.

Net Funds Cap:                    The weighted average of the Loan Rates as of
                                  the last day of the related Billing Cycle (net of the sum of the per annum rate at which the fee payable to the Servicer is calculated, the fee payable to the Indenture Trustee is calculated, the fee payable to the Owner
                                  Trustee is calculated, the premium for the Policy is payable and, commencing in August
                                  2005, 0.25% per annum), adjusted to an
                                  effective rate reflecting accrued interest calculated on the basis of the actual number of days in the related Interest Period and a year assumed to consist of 360 days.

Net Funds Cap Carry-Over          Net Funds Cap Carry-Over Amount will be
Amount:                           payable on the Notes. The Net Funds Cap
                                  Carry-Over Amount will not be covered by the Ambac guaranty and will not be addressed by the ratings assigned to the Notes by the rating agencies.

Tax Characterization:             The Indenture Trustee will receive an opinion
                                  of counsel that, for federal income tax
                                  purposes, the Class A Notes will be treated as debt and the Trust will not be classified as an association, a publicly traded partnership or a taxable mortgage pool that is taxable as a corporation.

ERISA Eligibility:                The Notes are expected to be eligible for
                                  purchase by employee benefit plans and other plans or arrangements subject to ERISA or to
                                  Section 4975 of the Code subject to certain conditions.

SMMEA Eligibility:                The Notes are not SMMEA eligible.



This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Credit Structure:                 On each Payment Date, the Investor Percentage
                                  of interest and principal collections (please see below) on the loans (net of the 0.50% servicing fee) will be used to pay the following amounts in the priority indicated:
                                  1.  Indenture and Owner Trustee Fees
                                  2.  Insurer Premium
                                  3.  Class A Interest
                                  4.  Class A Principal
                                  5.  Class A Investor Losses
                                  6.  Any outstanding amounts owed to the
                                  Insurer
                                  7.  Class A Overcollateralization Deficit
                                  8.  Class A Overcollateralization Requirement
                                  9.  Class A Net Funds Cap Carry-Over Amount
                                  10. Remaining amounts payable to the holders of each class of Certificates

                                  The Investor Percentage is the ratio of the outstanding Class A Investor Amount to the Pool Balance (at the beginning of the related Collection Period).

                                  During the Managed Amortization Period (MAP), principal collections on the mortgage loans and principal collections on the Revolving Credit Loans (net of draws) will be allocated on a pro rata basis to investors based on the Investor Percentage. During the Rapid Amortization Period (RAP), all principal collections will be paid to the Class A Noteholders.

                                  Interest collections and losses will be
                                  allocated on a pro rata basis based on the Investor Percentage during both the MAP and RAP.

                                  As of the Closing Date, the Class L
                                  Certificateholder Interest will equal zero. To the extent principal draws exceed principal payments on the Revolving Credit Loans during the MAP, the Class L Certificateholder Interest will increase by the amount of this differential. The Class L Certificateholder Interest will grow by the amount of draws during the RAP.

Class A Interest:                 The Class A Noteholders will be entitled to
                                  receive monthly interest based on a 1-month
                                  LIBOR rate + [ ] on the outstanding balance of the Class A Notes subject to a Net Funds Cap for the related period. The Noteholders'
                                  Interest will generally be payable out of the Investor Percentage of interest collections.

                                  Interest will be payable on an actual/360 day-count basis. Interest will accrue from and including the prior Payment Date to but excluding the next Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the day prior to the next Payment Date.




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MAP: For a period of approximately 60 months from the Closing Date through the Payment Date in January 2010, Class A Noteholders shall receive the Investor Percentage of the sum of
                                  (i) principal collections on the Mortgage
                                  Loans and (ii) the difference between
                                  principal collections and draws or additional balances created on the Revolving Credit Loans during the related collection period. The MAP may terminate earlier due to the occurrence of a Rapid Amortization Event.

RAP: Upon the completion of the MAP or upon the occurrence of a Rapid Amortization Event, Class A Noteholders shall receive all principal collections on the collateral until the Class A Notes are retired in full.

Rapid Amortization Events:        The following will constitute Rapid
                                  Amortization Events:

                                  1. Breach of representations and warranties or
                                     covenants in a material manner which
                                     continues unremedied for a specified period of time after written notice
                                  2. Occurrence of certain events of bankruptcy,
                                     insolvency or receivership relating to the Seller or Trust.
                                  3. Trust becomes subject to regulation as an
                                     investment company within the meaning of the Investment Company Act of 1940.
                                  4. Failure to make a payment or deposit when
                                     due under the various Agreements within
                                     five business days.
                                  5. A servicing default relating to the
                                     Servicer occurs under the Servicing
                                     Agreement.
                                  6. Any draw on the insurance policy.
                                  7. Trust is determined to be an association
                                     taxable as a corporation for federal income tax purposes
                                  8. Any other event specified in the Indenture.

Net Principal Collections:        Principal collections on the mortgage loans
                                  and principal collections on the Revolving
                                  Credit Loans (net of draws).

Class A Investor Amount:          The Class A Investor Amount equals the initial
                                  principal amount of the Class A Notes issued minus (i) the Investor Floating Allocation
                                  Percentage of the Net Principal Collections during the MAP or of the principal collections during the RAP, and (ii) Class A Investor
                                  Losses.

Investor Floating Allocation      The percentage equivalent of a fraction, the
Percentage:                       numerator of which is the Class A Investor
                                  Amount as of the end of the immediately
                                  preceding Payment Date and the denominator of which is the Pool Balance (at the beginning of the related Collection Period).


Class L Certificateholder         The Class L Certificateholder Interest will
Interest:                         comprise the Pool Balance (at the end of the
                                  related Collection Period) in excess of the Class A Investor Amount.

Credit Enhancement:               Credit Enhancement consists of the following:

                                  1. Excess Interest Collections
                                  2. Overcollateralization Amount
                                  3. Ambac Financial Guaranty Insurance
                                     Policy

                                  The Ambac Financial Guaranty Insurance Policy will generally guarantee the timely payment of interest on the Class A Notes and the ultimate payment of the outstanding principal amount of the Class A Notes on the Scheduled Final Payment Date in July 2017. In addition, on any Payment Date, the Policy will guarantee payment of principal on the Class A Notes equal to the amount by which the Class A Note Balance exceeds the Class A Investor Amount. On the later of (1) the Payment Date in August 2007 or (2) the Payment Date on which the Aggregate Balance of the Notes is equal to or less than one-half of the Original Class A Investor Amount and thereafter, the required overcollateralization amount will be equal to the lesser of (i) two times the initial overcollateralization target percentage times the Class A Investor Amount subject to a 0.50% floor and performance triggers, and (ii) the initial required overcollateralization amount.

Servicer Advances:                There will be no Servicer Advances.




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               Weighted Average Life and Maturity(1)
                                         Sensitivity of the Notes to Prepayments and Draws

                                                              Class A


                                                 (Assumes 10% Optional Redemption)
                                                 ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Speeds (CPR%)
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------
           % CPR HELOC                 0.0%         15.0%         20.0%         25.0%         30.0%         35.0%         40.0%
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------
         % CPR Non-HELOC               0.0%          7.5%         10.0%         12.5%         15.0%         17.5%         20.0%
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------
                  Draw Rate %(2)
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              0%              9.55          4.99          4.11          3.34          2.71          2.25          1.91
Maturity                             09/2014       09/2014       09/2014       09/2013       02/2012       11/2010       01/2010
Window                                1-116         1-116         1-116         1-104          1-85          1-70          1-60
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              10%             9.54          6.57          5.26          4.21          3.41          2.80          2.33
Maturity                             09/2014       09/2014       09/2014       12/2013       10/2012       10/2011       11/2010
Window                                1-116         1-116         1-116         1-107          1-93          1-81          1-70
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              15%             9.54          7.71          6.05          4.78          3.86          3.16          2.61
Maturity                             09/2014       09/2014       08/2014       09/2013       11/2012       02/2012       04/2011
Window                                1-116         1-116         1-115         1-104          1-94          1-85          1-75
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              16%             9.54          7.81          6.23          4.92          3.96          3.24          2.67
Maturity                             09/2014       09/2014       07/2014       09/2013       11/2012       02/2012       05/2011
Window                                1-116         1-116         1-114         1-104          1-94          1-85          1-76
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              20%             9.54          7.19          7.04          5.53          4.42          3.60          2.96
Maturity                             09/2014       01/2014       03/2014       07/2013       11/2012       04/2012       08/2011
Window                                1-116         1-108         1-110         1-102          1-94          1-87          1-79
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              25%             9.54          6.61          6.59          6.51          5.17          4.15          3.38
Maturity                             09/2014       01/2013       12/2012       04/2013       10/2012       04/2012       10/2011
Window                                1-116          1-96          1-95          1-99          1-93          1-87          1-81
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              30%             9.54          6.54          6.16          6.24          6.16          4.90          3.93
Maturity                             09/2014       12/2012       03/2012       05/2012       08/2012       04/2012       11/2011
Window                                1-116          1-95          1-86          1-88          1-91          1-87          1-82
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------


----------------------------------------------------------------------------

---------------------------------- ------------- ------------- -------------
           % CPR HELOC                45.0%         50.0%         60.0%
---------------------------------- ------------- ------------- -------------
         % CPR Non-HELOC              22.5%         25.0%         30.0%
---------------------------------- ------------- ------------- -------------
                  Draw Rate %(2)
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              0%              1.64          1.42          1.09
Maturity                             04/2009       09/2008       11/2007
Window                                 1-51          1-44          1-34
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              10%             1.96          1.65          1.22
Maturity                             02/2010       04/2009       03/2008
Window                                 1-61          1-51          1-38
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              15%             2.18          1.82          1.31
Maturity                             07/2010       09/2009       06/2008
Window                                 1-66          1-56          1-41
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              16%             2.23          1.85          1.33
Maturity                             08/2010       10/2009       06/2008
Window                                 1-67          1-57          1-41
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              20%             2.44          2.03          1.42
Maturity                             11/2010       03/2010       09/2008
Window                                 1-70          1-62          1-44
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              25%             2.77          2.28          1.55
Maturity                             03/2011       08/2010       01/2009
Window                                 1-74          1-67          1-48
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              30%             3.19          2.60          1.72
Maturity                             06/2011       12/2010       06/2009
Window                                 1-77          1-71          1-53
--------------- ------------------ ------------- ------------- -------------


Notes:    (1)  Run to the earlier of the Optional Redemption Date or the
               Scheduled Final Payment Date

          (2)  The Draw Rate applies only to the HELOC loans.




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               Weighted Average Life and Maturity(1)
                                         Sensitivity of the Notes to Prepayments and Draws

                                                              Class A


                                                 (Assumes no Optional Redemption)

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Speeds (CPR%)
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------
           % CPR HELOC                 0.0%         15.0%         20.0%         25.0%         30.0%         35.0%         40.0%
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------
         % CPR Non-HELOC               0.0%          7.5%         10.0%         12.5%         15.0%         17.5%         20.0%
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------
                 Draw Rate %(2)
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              0%              9.78          5.08          4.18          3.47          2.92          2.47          2.12
Maturity                             07/2017       07/2017       07/2017       07/2017       07/2017       07/2017       07/2017
Window                                1-150         1-150         1-150         1-150         1-150         1-150         1-150
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              10%             9.54          6.57          5.26          4.27          3.52          2.93          2.47
Maturity                             09/2014       09/2014       09/2014       09/2014       09/2014       09/2014       07/2014
Window                                1-116         1-116         1-116         1-116         1-116         1-116         1-114
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              15%             9.54          7.71          6.06          4.84          3.93          3.25          2.72
Maturity                             09/2014       09/2014       09/2014       09/2014       06/2014       01/2014       09/2013
Window                                1-116         1-116         1-116         1-116         1-113         1-108         1-104
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              16%             9.54          7.81          6.24          4.96          4.03          3.32          2.77
Maturity                             09/2014       09/2014       09/2014       09/2014       04/2014       11/2013       08/2013
Window                                1-116         1-116         1-116         1-116         1-111         1-106         1-103
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              20%             9.54          7.21          7.06          5.56          4.47          3.66          3.03
Maturity                             09/2014       05/2014       09/2014       02/2014       10/2013       06/2013       03/2013
Window                                1-116         1-112         1-116         1-109         1-105         1-101          1-98
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              25%             9.54          6.63          6.61          6.53          5.19          4.19          3.43
Maturity                             09/2014       05/2013       04/2013       09/2013       04/2013       01/2013       10/2012
Window                                1-116         1-100          1-99         1-104          1-99          1-96          1-93
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------
WAL (yrs)              30%             9.54          6.56          6.17          6.24          6.18          4.92          3.96
Maturity                             09/2014       04/2013       06/2012       07/2012       12/2012       09/2012       07/2012
Window                                1-116          1-99          1-89          1-90          1-95          1-92          1-90
--------------- ------------------ ------------- ------------- ------------- ------------- ------------- ------------- ------------




----------------------------------------------------------------------------

---------------------------------- ------------- ------------- -------------
           % CPR HELOC                45.0%         50.0%         60.0%
---------------------------------- ------------- ------------- -------------
         % CPR Non-HELOC              22.5%         25.0%         30.0%
---------------------------------- ------------- ------------- -------------
                 Draw Rate %(2)
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              0%              1.83          1.59          1.22
Maturity                             04/2016       03/2015       08/2013
Window                                1-135         1-122         1-103
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              10%             2.11          1.81          1.36
Maturity                             03/2014       11/2013       01/2013
Window                                1-110         1-106          1-96
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              15%             2.29          1.95          1.44
Maturity                             06/2013       03/2013       10/2012
Window                                1-101          1-98          1-93
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              16%             2.34          1.99          1.46
Maturity                             05/2013       02/2013       09/2012
Window                                1-100          1-97          1-92
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              20%             2.53          2.13          1.54
Maturity                             12/2012       10/2012       06/2012
Window                                 1-95          1-93          1-89
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              25%             2.83          2.36          1.67
Maturity                             08/2012       06/2012       02/2012
Window                                 1-91          1-89          1-85
--------------- ------------------ ------------- ------------- -------------
WAL (yrs)              30%             3.23          2.66          1.83
Maturity                             05/2012       03/2012       12/2011
Window                                 1-88          1-86          1-83
--------------- ------------------ ------------- ------------- -------------


Notes:    (1)  Run to the Scheduled Final Payment Date
          (2)  The Draw Rate applies only to the HELOC loans.




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                Net Funds Cap Schedule
                                                ----------------------

Period   Distribution   Net Funds Cap   Period   Distribution     Net Funds      Period   Distribution     Net Funds
             Date         (ACT/360)                  Date       Cap (ACT/360)                 Date       Cap (ACT/360)
----------------------------------------------------------------------------------------------------------------------
   0        Jan-05          0.00          40        May-08          16.27          80        Sep-11          15.49
   1        Feb-05          4.40          41        Jun-08          15.74          81        Oct-11          16.00
   2        Mar-05          17.54         42        Jul-08          16.25          82        Nov-11          15.48
   3        Apr-05          15.83         43        Aug-08          15.72          83        Dec-11          15.99
   4        May-05          16.72         44        Sep-08          15.72          84        Jan-12          15.47
   5        Jun-05          16.18         45        Oct-08          16.23          85        Feb-12          15.46
   6        Jul-05          16.71         46        Nov-08          15.70          86        Mar-12          16.52
   7        Aug-05          15.93         47        Dec-08          16.22          87        Apr-12          15.45
   8        Sep-05          15.92         48        Jan-09          15.69          88        May-12          15.96
   9        Oct-05          16.45         49        Feb-09          15.69          89        Jun-12          15.44
  10        Nov-05          15.91         50        Mar-09          17.36          90        Jul-12          15.95
  11        Dec-05          16.44         51        Apr-09          15.67          91        Aug-12          15.43
  12        Jan-06          15.90         52        May-09          16.19          92        Sep-12          15.42
  13        Feb-06          15.90         53        Jun-09          15.66          93        Oct-12          15.93
  14        Mar-06          17.59         54        Jul-09          16.17          94        Nov-12          15.41
  15        Apr-06          15.89         55        Aug-09          15.65          95        Dec-12          15.92
  16        May-06          16.41         56        Sep-09          15.64          96        Jan-13          15.40
  17        Jun-06          15.87         57        Oct-09          16.15          97        Feb-13          15.40
  18        Jul-06          16.40         58        Nov-09          15.62          98        Mar-13          17.04
  19        Aug-06          15.86         59        Dec-09          16.14          99        Apr-13          15.38
  20        Sep-06          15.86         60        Jan-10          15.61         100        May-13          15.89
  21        Oct-06          16.38         61        Feb-10          15.60         101        Jun-13          15.37
  22        Nov-06          15.85         62        Mar-10          17.27         102        Jul-13          15.88
  23        Dec-06          16.37         63        Apr-10          15.59         103        Aug-13          15.36
  24        Jan-07          15.84         64        May-10          16.10
  25        Feb-07          15.83         65        Jun-10          15.58
  26        Mar-07          17.52         66        Jul-10          16.09
  27        Apr-07          15.82         67        Aug-10          15.57
  28        May-07          16.34         68        Sep-10          15.56
  29        Jun-07          15.81         69        Oct-10          16.07
  30        Jul-07          16.33         70        Nov-10          15.55
  31        Aug-07          15.80         71        Dec-10          16.06
  32        Sep-07          15.79         72        Jan-11          15.54
  33        Oct-07          16.31         73        Feb-11          15.53
  34        Nov-07          15.78         74        Mar-11          17.19
  35        Dec-07          16.30         75        Apr-11          15.52
  36        Jan-08          15.77         76        May-11          16.03
  37        Feb-08          15.76         77        Jun-11          15.51
  38        Mar-08          16.84         78        Jul-11          16.02
  39        Apr-08          15.75         79        Aug-11          15.50


1 Run assuming prepayment rate of 40% CPR and a Draw Rate of 16% for the HELOCs, 20% CPR for the Non-HELOCs , no losses, and with Prime Rate, 1 month and 6 month LIBOR Rates of 20%




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

  ---------------------------------------------------------------------------
            Collateral Summary (as of the Statistical Cut-Off Date)


                                 MSDWCC 2005-1
  ---------------------------------------------------------------------------

  Aggregate Principal Balance:                       $753,725,189.85

  Number of Mortgage Loans:                              10,769

  Average Outstanding Principal Bal:                   $69,990.27

  Average Outstanding Principal Bal                    $43,832.29
  (Discover loans):

  Average Outstanding Principal Bal:                   $81,123.17
  (Credit Corp loans)

  Avg. HELOC Credit Limit:                            $131,396.74

  Avg HELOC Credit Lim. Utilization Rate:               48.64%

  Wtd Avg Coupon:                                       4.861%

  Wtd Avg Margin:                                   -0.106% (prime)
                                                     1.688% (Libor)

  Wtd Avg Max Rate:                                     17.347%

  Wtd Avg Std Rem Term:                                132 months

  Seasoning:                                            5 months

  % Owner Occupied:                                     91.05%

  State Concentration (>5%):                         CA-S (16.51%)
                                                     CA-N (12.61%)
                                                      FL (8.59%)
                                                      NY (7.11%)
                                                      NJ (6.92%)

  1st/2nd liens:                                    34.50% / 65.50%

  Wtd Avg FICO:                                           727
  % FICO below 750 (inc. N/A)                           62.65%
  % FICO below 700 (inc. N/A)                           29.67%
  % FICO below 650 (inc. N/A)                            5.82%

  Wtd Avg Combined LTV:                                 75.16%
  % CLTV > 80                                           49.83%
  % CLTV > 90                                            8.79%
  %CLTV > 100                                            0.36%

  ---------------------------------------------------------------------------





This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.